                                                                    EXHIBIT 20.1


           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

              The information which is required to be prepared with respect to the Distribution Date AUGUST 15, 2000 and with respect to the performance of the Trust during the related Monthly Period.

              Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A             Information Regarding the Currrent Monthly Distribution
              (Stated on the basis of $1,000 Original Certificate Principal Amount)

              1           The amount of the current monthly distribution in
                          respect of Class A Monthly Principal                                                                 0
                                                                                                               ------------------

              2           The amount of the current monthly distribution in
                          respect of Class B Monthly Principal                                                                 0
                                                                                                               ------------------

              3           The amount of the current monthly distribution in
                          respect of Collateral Monthly Principal                                                     13,719,495
                                                                                                               ------------------

              4           The amount of the current monthly distribution in
                          respect of CLASS A MONTHLY INTEREST                                                          5,036,776
                                                                                                               ------------------

              5           The amount of the current monthly distribution in
                          respect of Class A Deficiency Amounts                                                                0
                                                                                                               ------------------

              6           The amount of the current monthly distribution in
                          respect of Class A Additional Interest                                                               0
                                                                                                               ------------------

              7           The amount of the current monthly distribution in
                          respect of CLASS B MONTHLY INTEREST                                                            419,378
                                                                                                               ------------------

              8           The amount of the current monthly distribution in
                          respect of Class B Deficiency Amounts                                                                0
                                                                                                               ------------------

              9           The amount of the current monthly distribution in
                          respect of Class B Additional Interest                                                               0
                                                                                                               ------------------

              10          The amount of the current monthly distribution in
                          respect of COLLATERAL MONTHLY INTEREST                                                         616,518
                                                                                                               ------------------

              11          The amount of the current monthly distribution in
                          respect of any accrued and unpaid Collateral monthly interest                                        0
                                                                                                               ------------------

B             Information Regarding the Performance of the Trust

              1           COLLECTION OF PRINCIPAL RECEIVABLES

                          a)           The aggregate amount of Principal Collections
                                       processed during the related Monthly
                                       Period which were allocated in respect of the
                                       Class A Certificates                                                           84,279,489
                                                                                                               ------------------

                          b)           The aggregate amount of Principal Collections
                                       processed during the related Monthly
                                       Period which were allocated in respect of the
                                       Class B Certificates                                                            6,895,620
                                                                                                               ------------------

                          c)           The aggregate amount of Principal Collections
                                       processed during the related Monthly Period
                                       which were allocated in respect of the
                                       Collateral Interest                                                            10,981,876
                                                                                                               ------------------

              2           PRINCIPAL RECEIVABLES IN THE TRUST

                          a)           The aggregate amount of Principal
                                       Receivables in the Trust as of the end of the
                                       day on the last day of the related Monthly
                                       Period (ending Principal Balance)                                           1,921,906,304
                                                                                                               ------------------

                          b)           The amount of Principal Receivables in the
                                       Trust represented by the Series 1996-1
                                       Adjusted Investor Interest as of the end of
                                       the day on the last day of the related
                                       Monthly Period                                                                987,528,609
                                                                                                               ------------------

                          c)           The amount of Principal Receivables in the
                                       Trust represented by the Class A Adjusted
                                       Investor Interest as of the end of the day
                                       on the last day of the related Monthly
                                       Period                                                                        804,764,594
                                                                                                               ------------------

                          f)           The amount of Principal Receivables in the
                                       Trust represented by the Class B Investor
                                       Interest as of the end of the day on the
                                       last day of the related Monthly Period                                         75,273,000
                                                                                                               ------------------

                          g)           The amount of Principal Receivables in
                                       the Trust represented by the Collateral
                                       Adjusted Interest as of the end of the day on the last
                                       day of the related Monthly Period                                             107,491,015
                                                                                                               ------------------

                          h)           The Floating Investor Percentage with
                                       respect to the related Monthly Period                                              51.55%
                                                                                                               ------------------

                          i)           The Class A Floating Allocation with respect
                                       to the related Monthly Period                                                      42.01%
                                                                                                               ------------------

                          j)           The Class B Floating Allocation with respect
                                       to the related Monthly Period                                                       3.93%
                                                                                                               ------------------

                          k)           The Collateral Floating Allocation with respect
                                       to the related Monthly Period                                                       5.61%
                                                                                                               ------------------

                          l)           The Fixed Investor Percentage with respect to
                                       the related Monthly Period                                                         58.22%
                                                                                                               ------------------

                          m)           The Class A Fixed Allocation with respect to
                                       the related Monthly Period                                                         48.03%
                                                                                                               ------------------

                          n)           The Class B Fixed Allocation with respect to
                                       the related Monthly Period                                                          3.93%
                                                                                                               ------------------

                          o)           The Collateral Fixed Allocation with respect
                                       to the related Monthly Period                                                       6.26%
                                                                                                               ------------------


              3           DELINQUENT BALANCES

                          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                               Aggregate                       Percentage of
                                                                               Account                         Total
                                                                               Balance                         Receivables

                          a) 35 - 64 days                                             22,236,589                           1.11%
                                                                               ------------------              ------------------
                          b) 65-94 days                                               12,546,395                           0.63%
                                                                               ------------------              ------------------
                          c) 95-124 days                                               9,074,824                           0.45%
                                                                               ------------------              ------------------
                          d) 125-154 days                                              7,488,763                           0.37%
                                                                               ------------------              ------------------
                          e) 155 or more days                                          6,694,150                           0.33%
                                                                               ------------------              ------------------
                          Total                                                       58,040,720                           2.90%
                                                                               ------------------              ------------------

              4           CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                          a)           The Aggregate Credit Loss Amount for
                                       the related Monthly Period                                                      3,455,485
                                                                                                               ------------------

                          b)           The Class A Credit Loss Amount for
                                       the related Monthly Period                                                      2,815,971
                                                                                                               ------------------

                          c)           The Class B Credit Loss Amount for
                                       the related Monthly Period                                                        263,390
                                                                                                               ------------------
                          d)           The Collateral Credit Loss Amount for
                                       the related Monthly Period                                                        376,124
                                                                                                               ------------------

              5           INVESTOR CHARGE OFFS

                          a)           The aggregate amount of Class A Investor
                                       Charge Offs for the related Monthly Period                                              0
                                                                                                               ------------------

                          b)           The aggregate amount of Class A Investor
                                       Charge Offs set forth in 5(a) above per $1,000
                                       of original certificate principal amount                                                0
                                                                                                               ------------------

                          c)           The aggregate amount of Class B Investor
                                       Charge Offs for the related Monthly Period                                              0
                                                                                                               ------------------

                          d)           The aggregate amount of Class B Investor
                                       Charge Offs set forth in 5(c above per $1,000
                                       of original certificate principal amount                                                0
                                                                                                               ------------------

                          e)           The aggregate amount of Collateral Charge
                                       Offs for the related Monthly Period                                                     0
                                                                                                               ------------------

                          f)           The aggregate amount of Collateral Charge
                                       Offs set forth in 5(e) above per $1,000 of
                                       original certificate principal amount                                                   0
                                                                                                               ------------------

                          g)           The aggregate amount of Class A Investor
                                       Charge Offs reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                            0
                                                                                                               ------------------

                          h)           The aggregate amount of Class A Investor
                                       Charge Offs set forth in 5(g) above per
                                       $1,000 original certificate principal
                                       amount reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                            0
                                                                                                               ------------------

                          i)           The aggregate amount of Class B Investor
                                       Charge Offs reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                            0
                                                                                                               ------------------

                          j)           The aggregate amount of Class B Investor
                                       Charge Offs set forth in 5(I) above per
                                       $1,000 original certificate principal
                                       amount reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                            0
                                                                                                               ------------------

                          k)           The aggregate amount of Collateral Charge
                                       Offs reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                            0
                                                                                                               ------------------

                          l)           The aggregate amount of Collateral Charge
                                       Offs set forth in 5(k) above per $1,000
                                       original certificate principal amount
                                       reimbursed on the Transfer Date
                                       immediately preceding this Distribution Date                                            0
                                                                                                               ------------------

              6           INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

                          a)           The amount of the Class A Servicing Fee
                                       payable by the Trust to the Servicer for
                                       the related Monthly Period                                                        838,296
                                                                                                               ------------------

                          b)           The amount of the Class B Servicing Fee
                                       payable by the Trust to the Servicer for
                                       the related Monthly Period                                                         78,409
                                                                                                               ------------------

                          c)           The amount of the Collateral Servicing Fee
                                       payable by the Trust to the Servicer for
                                       the related Monthly Period                                                        111,970
                                                                                                               ------------------

                          d)           The amount of Servicer Interchange (.75%)
                                       payable by the Trust to the Servicer for the
                                       related Monthly Period                                                            617,205
                                                                                                               ------------------
              7           REALLOCATIONS

                          a)           The amount of Reallocated Collateral Principal
                                       collections with respect to this Distribution Date                                      0
                                                                                                               ------------------

                          b)           The amount of Reallocated Class B Principal
                                       collections with respect to this Distribution Date                                      0
                                                                                                               ------------------

                          c)           The COLLATERAL BALANCE as of the close of
                                       business on this Distribution Date                                             93,771,519
                                                                                                               ------------------

                          d)           The CLASS B INVESTOR BALANCE as of the close
                                       of business on this Distribution Date                                          75,273,000
                                                                                                               ------------------

              8           FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                          ALLOCABLE TO SERIES 1996-1

                          a)           The aggregate amount of Collections of Finance
                                       Charge Receivables processed during the
                                       related Monthly Period which were allocated
                                       in respect of the Class A Certificates                                         14,715,624
                                                                                                               ------------------

                          b)           The aggregate amount of Collections of Finance
                                       Charge Receivables processed during the
                                       related Monthly Period which were allocated
                                       in respect of the Class B Certificates                                          1,376,414
                                                                                                               ------------------

                          c)           The aggregate amount of Collections of Finance
                                       Charge Receivables processed during the
                                       related Monthly Period which were allocated
                                       in respect of the Collateral Interest                                           1,965,540
                                                                                                               ------------------

              9           PRINCIPAL FUNDING ACCOUNT

                          a)           The principal amount on deposit in the Principal
                                       Funding Account on or before the related Transfer Date
                                       (AUGUST 14, 2000):                                                            230,470,812
                                                                                                               ------------------

                          b)           The Accumulation Shortfall with respect to the
                                       related Monthly Period                                                                  0
                                                                                                               ------------------

                          c)           The Principal Funding Investment Proceeds
                                       deposited in the Finance Charge Account on or
                                       before the Transfer Date of the related
                                       Monthly Period                                                                    574,779
                                                                                                               ------------------

                          d)           The amount of all or the portion of the Reserve
                                       Draw Amount deposited in the Finance Charge
                                       Account on or before the Transfer date of the
                                       related Monthly Period from the Reserve Account                                   686,993
                                                                                                               ------------------

              10          RESERVE DRAW AMOUNT                                                                            686,993
                                                                                                               ------------------

              11          AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                          SERVICER INTERCHANGE]

                          a)           The amount of Class A Available Funds on deposit
                                       in the Finance Charge Account on or before the
                                       related Transfer Date                                                          14,715,624
                                                                                                               ------------------

                          b)           The amount of Class B Available Funds on deposit
                                       in the Finance Charge Account on the related
                                       Transfer Date                                                                   1,376,414
                                                                                                               ------------------

                          c)           The amount of Collateral Available Funds on
                                       deposit in the Finance Charge Account on the
                                       related Transfer Date                                                           1,965,540
                                                                                                               ------------------

              12          PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                          a)           The Portfolio Yield for the related Monthly Period                                 17.77%
                                                                                                               ------------------

                          b)           The Portfolio Adjusted Yield for the related Monthly
                                       Period                                                                              9.44%
                                                                                                               ------------------


C             FLOATING RATE DETERMINATIONS

              1           LIBOR for the Interest Period ending on this
                          Distribution Date                                                                    6.62625%
                                                                                                               ------------------

              2           Number of days in this interest period                                               29
                                                                                                               ------------------

              3           Interest Factor                                                                      0.0591259%
                                                                                                               ------------------

D             CUSIP Numbers

              1           Class A                                                                              337365AA8
                                                                                                               ------------------
              2           Class B                                                                              337365AB6
                                                                                                               ------------------




                          FIRST UNION DIRECT BANK, N.A.
                          SERVICER

                          By: /s/ JAMES H. GILBRAITH, II
                             -------------------------------------
                             James H. Gilbraith, II
                             Managing Director
                             First Union Direct Bank, N.A.